2001 Annual Report

                                                Wanger U.S. Small Cap
                                                Wanger International Small Cap
                                                Wanger Twenty
                                                Wanger Foreign Forty

GRAPHIC:

LOGO: Wanger Advisors Funds
managed by Liberty Wanger Asset Management, L.P.

Logo: Squirrel
      WANGER ADVISORS FUNDS
      2001 ANNUAL REPORT

    Contents

 2  Imposture Arraigned
 4  Performance Review
    Wanger U.S. Small Cap
 6  Performance Review
    Wanger International
    Small Cap
 8  Performance Review
    Wanger Twenty
10  Performance Review
    Wanger Foreign Forty
12  Statement of Investments
    Wanger U.S. Small Cap
17  Statement of Investments
    Wanger International
    Small Cap
22  Portfolio Diversification
    Wanger International
    Small Cap
23  Statement of Investments
    Wanger Twenty
25  Statement of Investments
    Wanger Foreign Forty
27  Portfolio Diversification
    Wanger Foreign Forty
28  Special Notice
30  Statements of Assets
    and Liabilities
31  Statements of Operations
32  Statements of Changes in
    Net Assets
34  Financial Highlights
    Wanger U.S. Small Cap
35  Financial Highlights
    Wanger International
    Small Cap
36  Financial Highlights
    Wanger Twenty
37  Financial Highlights
    Wanger Foreign Forty
38  Notes to Financial Statements
41  Report of Independent Auditors
42  Management of Wanger
    Advisors Trust


LIBERTY WANGER ASSET MANAGEMENT, L.P. ("WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. WAM MANAGES MORE THAN $8.7 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE LIBERTY ACORN FAMILY OF FUNDS.

FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE LIBERTY ACORN FUNDS, OR OUR FEES AND EXPENSES, CALL 1-800-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

IMPOSTURE ARRAIGNED

The Third Earl of Shaftesbury wrote of imposture in 1711, advice that was disregarded by the gullible in the South Sea Bubble of 1720. Today, his comments could easily be applied to Enron.

   "It is only in a free nation, such as ours, that imposture has no privilege and that neither the credit of a court, the power of a nobility, or the awfulness of a church can give her protection or hinder her from being arraigned in every shape and appearance."
   - 1711, Anthony Ashley Cooper, Third Earl of Shaftesbury1

This has been a bad season for impostors. In recent weeks, Global Crossing, McLeod USA and Kmart have joined Enron in bankruptcy. These are four of the largest failures in financial history. Fund managers have gotten extraordinarily skittish about the companies they follow. Many portfolio managers have seen their results clobbered when one of their big holdings dribbles away to nothing, so the slightest hint of aggressive accounting causes them to dump a stock. After all, you might be excused for holding one stock that collapses, but more than that could be a career ender. As the fearsome Lady Bracknell put it, "To lose one parent, Mr. Worthing, may be regarded as a misfortune; to lose both looks like carelessness."2

Of the latest cohort of corporate calamities, the failure of Kmart affects more consumers, employees and suppliers than the others. Why has Enron hogged the spotlight? The answer seems to be the speed of the collapse, the alleged improper activity of the company management and auditor, the suicide of a former top executive and the widespread political contributions Enron made.

As everyone now knows, Enron made many side deals in the form of partnerships. No one of them by itself was significant enough to be forbidden but as a group these deals were of overwhelming importance. It's like termites in your floor; one doesn't eat much but a bunch will make your house collapse. If you see one termite, you have a herd of them. By putting losses and debt into suspicious outside partnerships, Enron made its own figures look better than they really were. Some of the flimflam was detectable. Our energy analyst Jason Selch identified some fuzzy accounting when looking at one of Enron's subsidiaries. Following is an excerpt from a letter Jason wrote on November 2, 2000. It was sent to a reporter with Dow Jones who covered Enron. He is writing about a water utility controlled by Enron called Azurix. At the time, Azurix was planning to repurchase its public shares using a loan from Enron.

   "Analysts who have been told that Enron's exposure to Azurix is $487 million ($762 million book value less $275 million proceeds) should know its exposure is double that amount at $1.072 billion. Enron will have to explain its late '98 transaction [formation of Marlin Water Trust, another side deal] which enabled Enron to 1) hide $1.024 billion of debt with a current outstanding balance of $860 million and 2) to account for its investment in Azurix under the equity method and not under the consolidated method."

   "... it is possible that other parties such as the SEC or Enron's auditors might look through the late '98 transaction and require that Enron restate its financial statements for 1998, 1999, and 2000 ..."

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

Most investors don't have the experience that Jason has. As an owner of a Wanger Advisors Fund, you can rely on our 19 analysts to do the research for you. The prospectus of the Wanger Advisors Funds warns about the risks of smaller companies,3 and there certainly are some, but small companies are generally less complex than larger organizations. When making a decision whether or not to invest, we sit down with company management, look at company fundamentals and talk to the competition. We do our homework before putting our money into any stock. Our research is thorough and is designed to help us avoid a potential hot potato like Enron.

Congress and the media have portrayed Enron's management as fools or knaves. They are accused of deliberately deceiving their employees and investors. They'll get a chance in court to explain their operating plan. Accountants and accounting standards are also receiving intense scrutiny. Some of the partnerships that Enron set up, if they passed the accounting tests, did so by being designed to match the letter of the law, just barely, while violating the spirit of the law egregiously.


Photo of:
RALPH WANGER
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.



--------------------------------------------------------------------------------

None of the Wanger Advisors Funds held shares in Global Crossing, McLeod USA, Kmart or Enron.

1 From Characteristicks of Men, Manners, Opinions, Times, Etc., 1711.

2 Wilde, Oscar, "The Importance of Being Earnest," 1895.

3 Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, market or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

PERFORMANCE REVIEW     WANGER U.S. SMALL CAP

Wanger U.S. Small Cap ended the year up 11.39%, strongly outperforming its benchmark, the Russell 2000, up 2.49%. Large caps lagged way behind small caps in 2001. The S&P 500 posted a decline of 11.89%.

Wanger U.S. Small Cap's outperformance can be largely attributed to a strong showing from Fund technology stocks. Employee time clock systems vendor Kronos punched in a 135% gain. We believe Kronos's revenue growth is superb and demand for its product continues to increase. JDA Software, a software and services provider for retailers, was up 71% for the 12 months. JDA Software dominates its business segment. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities but the industry is now recovering and Micros System's stock price has increased with it. Health claim and credit card processors NDCHealth and Global Payments also had good years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 67%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell by half as its main customer base, the semiconductor industry, had its own problems. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. However, Dynegy's stock suffered collateral damage when Enron collapsed. The Enron bankruptcy leaves Dynegy as the major player in the energy trading business.

Wanger U.S. Small Cap, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though technology had a down year.


Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Smaller companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: Kronos, 3.9%; JDA Software, 2.9%; Micros Systems, 2.2%; NDCHealth, 2.1%; Global Payments, 1.7%; Wackenhut, 2.0%; ITT Educational Services, 4.2%; AmeriCredit, 4.4%; Tektronix, 1.5%; Novoste, 0.6%; Dynegy, 2.0%.


Photo of: ROBERT A. MOHN
Portfolio Manager

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP                               RESULTS TO DECEMBER 31, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER U.S. SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 2001

      AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  1 Year    3 Years   5 Years     Life
  11.39%     8.56%    12.47%     18.27%

LINE CHART:
                           WANGER U.S.
                           SMALL CAP                 Russell 2000
5/3/95                     9870                      10179.4
6/30/95                    10770                     10707.5
9/30/95                    12060                     11765
12/31/95                   11600                     12019.9
3/31/96                    13296.8                   12633.3
6/30/96                    15350.9                   13265.3
9/30/96                    15791.8                   13310.1
12/31/96                   17004.2                   14002.6
3/31/97                    16365.5                   13278.5
6/30/97                    19093.1                   15431.1
9/30/97                    22394.9                   17727.7
12/31/97                   22005.3                   17134
3/31/98                    24865.1                   18857.5
6/30/98                    25361.1                   17978.3
9/30/98                    20875.5                   14356.5
12/31/98                   23916.2                   16697.8
3/31/99                    22387.9                   15792.1
6/30/99                    26374.5                   18248
9/30/99                    25388.8                   17094.2
12/31/99                   29908.8                   20247.2
3/31/00                    29076.9                   21681.5
6/30/00                    25545.4                   20862
9/30/00                    26740.9                   21092.7
12/31/00                   27469.2                   19635.5
3/31/01                    26306.2                   18358.2
6/30/01                    31669.2                   20981.2
9/30/01                    26567.5                   16619.3
12/31/01                   30596.6                   20123.7

This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2001 with the Russell 2000. Dividends and capital gains are reinvested. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


--------------------------------------------------------------------------------
RESULTS AS OF DECEMBER 31, 2001

                              4th quarter    1 Year
WANGER U.S. SMALL CAP              15.17%    11.39%
Russell 2000                       21.09%     2.49%
S&P MidCap 400                     17.99%    -0.60%
S&P 500                            10.69%   -11.89%

N.A.V. AS OF 12/31/01:  $22.25

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 12/31//01
Information                                  32.3%
Health Care                                  18.3
Finance                                      11.7
Consumer Goods/Services                      10.9
Energy/Minerals                               8.0

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. Lincare Holdings                             5.0%
Home Health Care Services

2. AmeriCredit                                  4.4%
Auto Lending

3. ITT Educational
Services                                        4.2%
Technology-oriented Post- secondary Degree Programs

4. Kronos                                       3.9%
Labor Management Solutions

5. Conectiv                                     3.2%
Electric Utility in New Jersey, Delaware & Maryland

6. First Health Group                           3.0%
PPO Network

7. JDA Software                                 2.9%
Application/Software & Services for Retailers

8. SEI Investments                              2.8%
Mutual Fund Administration

 9. Commonwealth
Telephone                                       2.2%
Rural Phone Franchises & CLEC

10. Micros Systems                              2.2%
Information Systems for Restaurants & Hotels

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

PERFORMANCE REVIEW    WANGER INTERNATIONAL SMALL CAP


The last quarter of 2001 once again proved how hard it is to forecast markets. Despite widespread investor panic following the events of September 11, equities rallied around the globe. Wanger International Small Cap posted a three-month return of 10.47%, outperforming Fund benchmarks. The year was not so kind to the Fund, however. Wanger International Small Cap ended 2001 down 21.27%, underperforming its benchmark indexes the EMI Global ex-US, down 14.66%, and the EMI World ex-US, down 15.70%.

Winners for the year included financial services company Kempen (Netherlands). The stock rose mid-year when it was announced that Kempen would be acquired by Dexia at a 36% premium. Canada's AltaGas Services, a natural gas processor, struggled in 2000 due to dropping gas prices but more stable pricing fueled gains for the stock in 2001. Electronics manufacturer Celestica (Canada) acquired Omni Industries (Singapore) during the second quarter of 2001. We owned both stocks and the Fund benefited from the union. Cheil Communications, the largest advertising agency in South Korea, was also strong in 2001. Cheil Communications is expected to benefit from both a cyclical recovery in advertising and some major promotional events in 2002.

Our laggards for the year were from diverse sectors and countries. Office supply manufacturer Buhrmann (Netherlands) stumbled in April when company management denied sensitivity to the U.S. economic downturn and later released a profit warning blaming its U.S. exposure. Event coordinator and magazine publisher Informa (UK) was a casualty of the overall downturn in media stocks. Finally Keycorp, an Australian smart card manufacturer, declined following an earnings revision mid-year. We have sold all three positions.

We are often asked if this is the best time in the cycle to own small-cap stocks. We certainly feel there is some underlying support for small-caps going forward. The current large-cap cycle of outperformance is over-extended and has lasted nearly a decade. Over the last 10 years, large-cap stocks have outperformed small-caps globally every year except 1994. Small-cap stocks currently trade at a 20% discount to large cap stocks globally, even after a substantial derating. We are fundamentally driven and build portfolios one stock at a time. We cannot say exactly when the large-cap cycle will reverse, but we do feel this is a stock-pickers environment.

Small-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were: AltaGas Services, 2.5%; Celestica, 0.4%; Cheil Communications, 0.4%.


Photo of: TODD M. NARTER
Co-Portfolio Manager


Photo of: CHRISTOPHER J. OLSON
Co-Portfolio Manager

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP                      RESULTS TO DECEMBER 31, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER INTERNATIONAL SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 2001

       AVERAGE ANNUAL TOTAL RETURN
----------------------------------------
  1 Year    3 Years   5 Years     Life
  -21.27%    8.75%     8.07%     15.53%

LINE CHART:

                   WANGER
                   INTERNATIONAL             EMI World                EMI Global
                   SMALL CAP                 ex-U.S.                  ex-U.S.
5/3/95             10790                     9679.25                  10000
6/30/95            10970                     9560.11                  9889.52
9/30/95            12910                     9933                     10265.1
12/31/95           13450                     10128.8                  10421.5
3/31/96            15499.1                   10710.7                  11019.5
6/30/96            17183.4                   11185.1                  11491.6
9/30/96            17023                     10931.2                  11217.3
12/31/96           17754.8                   10862.8                  11051.5
3/31/97            18357.5                   10663.4                  10973
6/30/97            19568.3                   11430.7                  11753.3
9/30/97            19363.1                   10968.8                  11308.5
12/31/97           17495.5                   9841.81                  10048.2
3/31/98            21306.5                   11535.1                  11686.3
6/30/98            21410.2                   11494                    11462.2
9/30/98            17437.3                   9753.22                  9673.65
12/31/98           20352.2                   11037.7                  10923.1
3/31/99            21564.1                   11195.7                  11104.9
6/30/99            25404.3                   11884.5                  11939.7
9/30/99            29265.6                   12490.3                  12484.8
12/31/99           46071.7                   13632.1                  13688.2
3/31/00            54788.8                   13907.5                  14005.8
6/30/00            44628                     13664.3                  13590.7
9/30/00            41179                     12944.5                  12822.6
12/31/00           33243.8                   12224.6                  11966
3/31/01            29861.7                   10921.8                  10807.9
6/30/01            29742.8                   11253.9                  11102.3
9/30/01            23692.2                   9519.82                  9347.86
12/31/01           26173.6                   10305                    10211.8


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2001 with the EMI World ex-U.S. and the EMI Global ex-U.S. Dividends and capital gains are reinvested. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2001

                                  4th quarter      1 Year
WANGER INTERNATIONAL SMALL CAP         10.47%     -21.27%
EMI Global ex-US                        9.24%     -14.66%
EMI World ex-US                         8.25%     -15.70%
EAFE                                    6.97%     -21.44%

N.A.V. AS OF 12/31/01: $15.40

The EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. The EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed, non-U.S. countries, as selected by index sponsor. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/01
United Kingdom                                18.2%
Japan                                         13.7
Netherlands                                    9.0
Spain                                          6.8
Canada                                         6.4


--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. AltaGas Services                             2.5%
Natural Gas Gatherer & Processor - Canada

2. St. James Capital                            1.8%
Life Insurance & Investment Product Distributor - UK

3. Bang & Olufsen                               1.8%
Manufacturer of High-End Electronics - Denmark

4. Spectris                                     1.6%
Electronic Instruments & Controls - UK

5. Hunter Douglas                               1.6%
Decorative Window Coverings - Netherlands

6. Eneserve                                     1.5%
In-house Power Generators - Japan

7. Fininfo                                      1.5%
Data Feeds for French Banks & Brokers - France

8. Red Electrica                                1.5%
Power Grid - Spain

9. ARRK                                         1.5%
Prototypes & Moulds - Japan

10. Prosegur                                    1.5%
Security Guards - Spain

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

PERFORMANCE REVIEW     WANGER TWENTY

Wanger Twenty gained 17.97% in the fourth quarter propelling the Fund into positive territory for the year. The Fund increased 9.09% in 2001 vs. a 0.60% loss for the S&P MidCap 400 and an 11.89% loss for the S&P 500. We are happy when the Fund can produce a positive investment return for you in a down year.

Fortunately, the Fund's best stocks during the year were also its biggest positions. H&R Block, the Fund's second biggest investment, was up 120% in 2001 as strong results from its core tax preparation business and mortgage operations caught investors' attention. Boston Scientific, the Fund's biggest position, returned 75% as positive results from its drug-coated stent trial raised hopes for higher growth in the future. We bought Immunex mid-year and it's now the Fund's fourth largest position. In December, Immunex agreed to sell out to Amgen, giving the portfolio a nice shot in the arm.

The Fund did suffer losses from a number of its smaller positions. Waters declined on earnings warnings made mid-year but rebounded as its business improved. Dynegy fell 34% as a victim of its association with Enron. We believe the stock represents a good value today and have added to the Fund's position. Finally, Tektronix fell 24% in a tough year for technology stocks.

The Fund's results for the year underscore the importance of picking the right stocks and therefore credit must be given to the entire Liberty Wanger Asset Management domestic research team for their efforts. Once again, I must thank Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, and Rob Chalupnik. In addition, Todd Griesbach joined our group this year and has already made a significant contribution to the Fund in the leisure and gaming area. New trader Mike Olah joined Deb Wolfe and Shelley Maish in providing exceptional trading throughout the year. To all of these fine people, I extend my gratitude for making 2001 a successful year. Finally, we thank you, our fellow shareholders, for your continued support in Wanger Twenty.


Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/01, the Fund's positions in the holdings mentioned were: H&R Block, 8.3%; Boston Scientific, 8.4%; Immunex, 5.2%; Waters, 3.1%; Dynegy, 2.4%; Tektronix, 2.3%.


Photo of: JOHN H. PARK
Portfolio Manager

Wanger Advisors Trust      2001 Annual Report

WANGER TWENTY                                       RESULTS TO DECEMBER 31, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER TWENTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2001

   AVERAGE ANNUAL
   TOTAL RETURN
------------------
  1 Year     Life
   9.09%    17.58%


LINE CHART:

                           WANGER TWENTY             S&P MidCap 400
2/1/99                     9750                      9476.42
3/31/99                    10530                     9741.15
6/30/99                    12530                     11120.2
9/30/99                    11410                     10186.3
12/31/99                   13430                     11936.9
3/31/00                    13696.7                   13451.5
6/30/00                    13822                     13008.1
9/30/00                    15064.3                   14588.3
12/31/00                   14698.9                   14026.6
3/31/01                    13790.7                   12515.5
6/30/01                    15220.9                   14162.3
9/30/01                    13592.3                   11816.4
12/31/01                   16035.2                   13941.9


This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through December 31, 2001, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.


--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2001


                                      4th quarter      1 Year
WANGER TWENTY                              17.97%       9.09%
S&P MidCap 400                             17.99%      -0.60%
S&P 500                                    10.69%     -11.89%
Lipper Mid Cap Core Funds Index            18.03%      -4.90%

N.A.V. AS OF 12/31/01:  $15.36

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/01
Information                                   39.1%
Health Care                                   21.4
Finance                                       15.6
Consumer Goods/Services                       10.6
Industrial Goods/Services                      5.3
Energy/Minerals                                2.4


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
1. Boston Scientific                            8.4%
Stents & Catheters
2. H&R Block                                    8.3%
Tax Preparation
3. Expeditors International
of Washington                                   5.3%
International Freight Forwarder
4. Immunex                                      5.2%
Drugs for Autoimmune
Diseases, Cancer
5. Liberty Media
Group, AT&T                                     5.0%
CATV &Satellite Dish Programming
6. First Health Group                           4.8%
PPO Network
7. Associated Banc-Corp                         4.6%
Midwest Bank
8. Harley-Davidson                              4.5%
Motorcycles & Related Merchandise
9. Markel                                       4.2%
Specialty Insurance
10. TCF Financial                               4.0%
Great Lakes Bank

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

PERFORMANCE REVIEW     WANGER FOREIGN FORTY

Wanger Foreign Forty ended the fourth quarter up 12.46%, outperforming the SSB World ex-US $2-$10B Index, up 7.97%, and nearly doubling the 6.97% gain of the EAFE Index. While the quarter provided some relief, the year was difficult for the Fund and for the markets in general. The Fund finished 2001 down 26.61% vs. a 15.49% decline for the SSB World ex-US $2-$10B and a 21.44% drop of the EAFE.

In 2001, recession crippled global economies. The economic slowdown caused corporate profits to tumble and global equity markets to plunge. Technology, media and telecommunication stocks had a debacle. Wanger Foreign Forty's worst performers reflected this market activity as tech, media and telecom stocks littered the Fund's laggard list. A heavy weighting in these sectors caused the Fund's underperformance for the year. Dimension Data, a network integration company based in the UK, was off 80%. Australian smart card system developer ERG declined 69% and RTL, a Belgian broadcaster, declined 50%.

The year's winners came from more diverse sectors. The UK's Smith & Nephew, a medical equipment supplier, was up more than 26%. Two stocks from the financial sector, Investors Group (Canada) and Deutsche Boerse (Germany), were among the winners for the year. A strong fourth quarter showing helped move Taiwan's United Microelectronics, a manufacturer of custom-made semiconductors, to the Fund's winner list.

Late in the year, the market clouds lifted as technology and consumer cyclical stocks started to rebound from September lows. We took advantage of the bounce in technology stocks and reduced the Fund's weighting to more neutral levels vs. the benchmark. We believe this is still an environment where valuation matters. We eliminated the Fund's positions in telecom services company Comverse Technology (Israel) and Sky Perfect Communications, a satellite broadcasting company (Japan). We moved the money into stocks that we believe represent better values. At year-end, the Fund's largest sector exposure was in health care stocks.

Wanger Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Beginning February 1, 2002, Wanger Foreign Forty will become a diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were: RTL, 1.8%; Smith & Nephew, 3.1%; Investors Group, 3.8%; Deutsche Boerse, 3.1%; United Microelectronics, 2.6%.



Photo of: TODD M. NARTER
Co-Portfolio Manager



Photo of: CHRISTOPHER J. OLSON
Co-Portfolio Manager

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER FOREIGN FORTY                               RESULTS TO DECEMBER 31, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER FOREIGN FORTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2001

   AVERAGE ANNUAL
    TOTAL RETURN
------------------
  1 Year     Life
  -26.61%   10.23%


LINE CHART:

                           WANGER
                           FOREIGN FORTY             EAFE
2/1/99                     10020                     9755.34
3/31/99                    10190                     10178.9
6/30/99                    11350                     10461.2
9/30/99                    11650                     10918.6
12/31/99                   18390                     12751.4
3/31/00                    20853                     12737.8
6/30/00                    20193.5                   12255.4
9/30/00                    19827.1                   11264.5
12/31/00                   18099.8                   10944.6
3/31/01                    14664.2                   9444.36
6/30/01                    15052.2                   9345.68
9/30/01                    11811.2                   8037.29
12/31/01                   13283.4                   8597.79


This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through December 31, 2001, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Effective February 1, 2002, the Fund will be a diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2001

                                4th quarter     1 Year
 WANGER FOREIGN FORTY                12.46%    -26.61%
EAFE                                  6.97%    -21.44%
SSB World ex-US $2-$10B               7.97%    -15.49%

N.A.V. AS OF 12/31/01: $11.64

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex-US $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/01
Japan                                         15.0%
Switzerland                                   11.6
United Kingdom                                10.6
Canada                                         7.8
Germany                                        7.6


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
1. Irish Life & Permanent                       4.6%
Savings Products - Ireland
2. Nintendo                                     4.3%
Entertainment Software & Hardware - Japan
3. Amdocs                                       4.2%
Telecommunications Billing &Customer Care Software - Israel
4. TNTPost Group                                4.2%
Postal Service &Parcel Delivery - Netherlands
5. Synthes-Stratec                              4.1%
Products for Orthopedic Surgery - Switzerland
6. Rhoen-Klinikum                               4.1%
Hospital Management - Germany
7. Investors Group                              3.8%
Mutual Funds - Canada
8. Autogrill                                    3.6%
Restaurants & Catering for Travelers - Italy
9. Orix                                         3.5%
Finance Leasing - Japan
10. Smith & Nephew                              3.1%
Medical Equipment & Supplies - UK

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-91.7%

         INFORMATION-32.3%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-1.1%
305,000  Mediacom Communications (b)                                  $5,569,300
         Cable Television Franchises

--------------------------------------------------------------------------------
         RADIO-2.1%
395,900  Salem Communications (b)                                      9,105,700
         Radio Stations for Religious Programming
 80,000  Cumulus Media, Cl. A (b)                                      1,294,400
         Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                      10,400,100

--------------------------------------------------------------------------------
         TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.2%
245,300  Commonwealth Telephone (b)                                   11,161,150
         Rural Phone Franchises & CLEC

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-3.2%
114,000  Telephone & Data Systems                                     10,231,500
         Cellular & Telephone Services
351,750  COMARCO (b)                                                   5,364,188
         Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      15,595,688

--------------------------------------------------------------------------------
         TELECOMMUNICATIONS EQUIPMENT-0.3%
347,800  Aspect Telecommunications (b)                                 1,349,464
         Call Center Equipment

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES/
         MARKETING-3.0%
192,900  Information Holdings (b)                                      5,460,999
         Scientific & Medical Publications, Patent Information
153,700  Getty Images (b)                                              3,532,026
         Photographs for Publications & Electronic Media
430,000  Navigant Consulting (b)                                       2,365,000
         Consulting Firm
200,000  Rainbow Technologies (b)                                      1,480,000
         Computer Network Security Products
 70,000  Martha Stewart Living Omnimedia (b)                           1,151,500
         Magazines, Merchandise & TV Programs




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES/
         MARKETING-3.0% (CONT)
181,000  PRIMEDIA (b)                                                   $787,350
         Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                      14,776,875

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-11.8%
406,350  Kronos (b)                                                   19,659,213
         Labor Management Solutions
640,000  JDA Software (b)                                             14,304,000
         Applications/Software & Services for Retailers
442,900  Micros Systems (b)                                           11,116,790
         Information Systems for Restaurants & Hotels
280,000  JD Edwards (b)                                                4,606,000
         Mid Market ERP & Supply Chain Software
960,000  Novell (b)                                                    4,406,400
         Directory, Identity Management & Authorization Software
426,600  Mapics (b)                                                    2,627,856
         Mid Market ERP Software
 76,000  MRO Software (b)                                              1,776,880
         Enterprise Management Software
 25,000  Hyperion Solutions (b)                                          496,500
         Application Software
--------------------------------------------------------------------------------
                                                                      58,993,639

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-2.9%
247,440  Global Payments                                               8,511,936
         Credit Card Processor
177,000  Concord EFS (b)                                               5,802,060
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      14,313,996

--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-0.9%
 31,600  Zebra Technologies (b)                                        1,754,116
         Bar Code Printing Hardware, Supplies & Software
111,000  American Power Conversion (b)                                 1,605,060
         Uninterruptible Power Systems
301,205  SensAble Technologies (b)                                     1,000,000
         Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
                                                                       4,359,176


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-1.1%
 68,600  Microsemi (b)                                                $2,037,420
         Analog/Mixed Signal Semiconductors
 90,000  Integrated Circuit Systems (b)                                2,033,100
         Silicon Timing Devices
120,000  Axcelis Technologies (b)                                      1,546,800
         Ion Implantation Tools
--------------------------------------------------------------------------------
                                                                       5,617,320

--------------------------------------------------------------------------------
         GAMING EQUIPMENT- 0.1%
 35,000  Shuffle Master (b)                                              548,450
         Card Shufflers, Casino Games & Slot Machines

--------------------------------------------------------------------------------
         INSTRUMENTATION-1.5%
288,000  Tektronix (b)                                                 7,424,640
         Analytical Instruments

--------------------------------------------------------------------------------
         COMPUTER SERVICES-1.9%
753,000  RCM Technologies (b)                                          3,539,100
         Technology Staffing Services
137,000  American Management Systems (b)                               2,476,960
         Software Development Services
170,000  Pomeroy Computer Resources (b)                                2,295,000
         Network Integration Services
256,600  Analysts International                                        1,059,758
         Technology Staffing Services
--------------------------------------------------------------------------------
                                                                       9,370,818

--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-0.2%
 98,800  Pemstar (b)                                                   1,185,600
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           160,666,216

         HEALTH CARE-18.3%
--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-0.9%
 42,000  Myriad Genetics (b)                                           2,210,880
         Gene Discovery & Diagnostic Products
154,231  SYRRX, Series C (b)                                           1,002,501
         X-ray Crystallography

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-0.9% (CONT)
250,000  Locus Discovery, Series D. Pfd. (b)                          $1,000,000
         High Throughput Rational Drug Design
 55,000  Genzyme Molecular Oncology Division (b)                         440,000
         Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,653,381

--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-4.4%
371,000  Steris (b)                                                    6,778,170
         Sterilization Devices
136,000  Orthofix International (b)                                    5,045,940
         Bone Fixation & Stimulation Devices
158,000  Edwards Lifesciences (b)                                      4,365,540
         Heart Valves
338,000  Novoste (b)                                                   2,954,120
         Radiation Catheters for In-Stent Restenosis
207,000  Visx (b)                                                      2,742,750
         Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                      21,886,520

--------------------------------------------------------------------------------
         SERVICES-13.0%
866,000  Lincare Holdings (b)                                         24,810,900
         Home Health Care Services
606,000  First Health Group (b)                                       14,992,440
         PPO Network
309,300  NDCHealth (formerly known as
         National Data)                                               10,686,315
         Health Claims Processing & Drug Marketing Services
555,000  Beverly Enterprises (b)                                       4,773,000
         Nursing Homes
592,700  Magellan Health Services (b)                                  3,763,645
         Mental Health Services
115,000  Serologicals Corporation (b)                                  2,472,500
         Blood Collection & Antibody Production
 86,000  Syncor International (b)                                      2,463,040
         Nuclear Pharmacy for Radiopharmaceuticals
 18,000  Medquist (b)                                                    526,500
         Medical Transcription Services
--------------------------------------------------------------------------------
                                                                      64,488,340

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                            91,028,241
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



         CONSUMER GOODS/SERVICES-10.9%
--------------------------------------------------------------------------------
         RETAIL-2.4%
 99,000  Zale (b)                                                     $4,146,120
         Specialty Retailer of Jewelry
 43,000  Whole Foods Market (b)                                        1,873,080
         Natural Food Supermarkets
 90,000  Borders (b)                                                   1,785,600
         Bookstores
 45,000  Christopher & Banks (b)                                       1,541,250
         Specialty Women's Retailer at Moderate Price Levels
105,000  Gadzooks (b)                                                  1,442,700
         Teen Apparel Retailer
 40,000  Hot Topic (b)                                                 1,255,600
         Music Inspired Retailer of Apparel, Accessories & Gifts
--------------------------------------------------------------------------------
                                                                      12,044,350

--------------------------------------------------------------------------------
         APPAREL-2.0%
445,000  Steven Madden (b)                                             6,261,150
         Wholesaler/Retailer of Fashion Footwear
 43,000  Coach (b)                                                     1,676,140
         Designer & Retailer of Branded Leather Accessories
 39,480  Jones Apparel (b)                                             1,309,552
         Women's Apparel
 60,000  Skechers USA (b)                                                877,200
         Footwear Designer & Marketer
--------------------------------------------------------------------------------
                                                                      10,124,042

--------------------------------------------------------------------------------
         ENTERTAINMENT-0.5%
 80,000  Six Flags (b)                                                 1,230,400
         Worldwide Theme Park Operator
 45,000  Speedway Motors (b)                                           1,137,600
         Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                       2,368,000

--------------------------------------------------------------------------------
         CASINOS-0.2%
107,700  Monarch Casino & Resort (b)                                     861,600
         Casino/Hotel in Reno

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares




--------------------------------------------------------------------------------
         DURABLE GOODS-1.6%
410,000  Callaway Golf                                                $7,851,500
         Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
         CONSUMER SERVICES-4.2%
573,000  ITT Educational Services (b)                                 21,126,510
         Technology-oriented Post-secondary Degree Programs

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                54,376,002

         FINANCE-11.7%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.9%
 99,000  Texas Regional Bancshares                                     3,747,150
         TexMex Bank
105,500  Chittenden                                                    2,911,800
         Vermont & Western Massachusetts Bank
 37,000  TCF Financial                                                 1,775,260
         Great Lakes Bank
 26,500  Peoples Bank Bridgeport                                         563,390
         Connecticut Savings & Loan
 18,200  Anchor Bancorp Wisconsin                                        322,868
         Wisconsin Thrift
--------------------------------------------------------------------------------
                                                                       9,320,468

--------------------------------------------------------------------------------
         FINANCE COMPANIES-4.7%
690,400  AmeriCredit (b)                                              21,782,120
         Auto Lending
232,000  World Acceptance (b)                                          1,693,600
         Personal Loans
--------------------------------------------------------------------------------
                                                                      23,475,720

--------------------------------------------------------------------------------
         INSURANCE-1.6%
100,000  HCC Insurance Holdings                                        2,755,000
         Aviation Insurance
 15,000  Markel (b)                                                    2,694,750
         Specialty Insurance
 92,000  Leucadia National                                             2,656,040
         Insurance Holding Company
--------------------------------------------------------------------------------
                                                                       8,105,790


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         MONEY MANAGEMENT-3.5%
306,000  SEI Investments                                             $13,803,660
         Mutual Fund Administration
 60,900  Neuberger Berman                                              2,673,510
         Major Asset Management Company
 27,900  BKF Capital Group (b)                                           800,730
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      17,277,900

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                58,179,878

         INDUSTRIAL GOODS/SERVICES-5.6%
--------------------------------------------------------------------------------
         STEEL-0.0%
 53,400  Atchison Casting (b)                                             93,984
         Steel Foundries

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS-0.6%
 98,000  Clarcor                                                       2,660,700
         Mobile & Industrial Filters
 14,600  Mine Safety Appliances (b)                                      586,190
         Safety Equipment
--------------------------------------------------------------------------------
                                                                       3,246,890

--------------------------------------------------------------------------------
         MACHINERY-0.5%
 50,000  Ametek                                                        1,594,500
         Aerospace/Industrial Instruments
 32,800  Cuno (b)                                                      1,000,400
         Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                       2,594,900

--------------------------------------------------------------------------------
         SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.4%
 95,000  Spartech                                                      1,952,250
         Plastics Distribution & Compounding

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-4.1%
516,400  Wackenhut, Cl. B (b)                                          9,832,256
         Prison Management
412,100  Insurance Auto Auctions (b)                                   5,979,571
         Auto Salvage Services




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-4.1% (CONT)
105,000  Clark/Bardes Consulting (b)                                  $2,649,150
         Executive Compensation & Benefits Consulting
174,000  Hub Group (b)                                                 1,823,520
         Truck & Rail Freight Forwarder
--------------------------------------------------------------------------------
                                                                      20,284,497

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              28,172,521

         ENERGY/MINERALS-8.0%
--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-0.2%
 20,000  Evergreen Resources (b)                                         772,200
         Coal Seam Gas Producer

--------------------------------------------------------------------------------
         OIL SERVICES-1.6%
841,000  Newpark Resources (b)                                         6,643,900
         Oilfield Fluid Management & Equipment Rental
 89,000  FMC Technologies (b)                                          1,464,050
         Deep Water Oil & Gas Well Head Manufacturer
--------------------------------------------------------------------------------
                                                                       8,107,950

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-6.2%
393,400  Dynegy                                                       10,031,700
         Natural Gas & Electric Processing, Production & Marketing
232,000  Equitable Resources                                           7,904,240
         Natural Gas Utility & Producer
580,900  Tesoro Petroleum (b)                                          7,615,599
         Oil Refinery/Gas Producer
168,000  Atmos Energy                                                  3,570,000
         Natural Gas Utility
115,000  Aquila (b)                                                    1,966,500
         Energy Trading
--------------------------------------------------------------------------------
                                                                      31,088,039

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        39,968,189
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



         OTHER INDUSTRIES-4.9%
--------------------------------------------------------------------------------
         REAL ESTATE-1.1%
 76,000  Chelsea Property Group                                       $3,731,600
         Outlet Malls
 47,000  The Rouse Company                                             1,376,630
         Regional Shopping Malls
 21,400  Consolidated Tomoka                                             425,432
         16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                       5,533,662

--------------------------------------------------------------------------------
         REGULATED UTILITIES-3.8%
647,000  Conectiv                                                     15,845,030
         Electric Utility in New Jersey, Delaware & Maryland
175,000  Unisource Energy                                              3,183,250
         Electric Utility in Arizona
--------------------------------------------------------------------------------
                                                                      19,028,280

--------------------------------------------------------------------------------
         OTHER INDUSTRIES-TOTAL                                       24,561,942

TOTAL COMMON STOCKS (COST: $330,591,060)-91.7%                       456,952,989
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



SHORT-TERM OBLIGATIONS-8.2%
--------------------------------------------------------------------------------
            Yield 1.65% - 1.85% Due 1/02 - 1/04/02
$23,832,000 Prudential Funding                                       $23,829,811
 17,174,000 Amgen Financial                                           17,172,235
--------------------------------------------------------------------------------
(AMORTIZED COST: $41,002,046)                                         41,002,046

TOTAL INVESTMENTS (COST: $371,593,106) (a)-99.9%                     497,955,035
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              231,108
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $498,186,143
================================================================================

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $371,964,220 and net unrealized appreciation was $125,990,815 consisting of gross unrealized appreciation of $155,532,666 and gross unrealized depreciation of $29,541,851.

(b)  Non-income producing security.


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-94.2%

         EUROPE-57.8%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-6.8%
196,000  Norddeutsche Affinerie                                       $2,479,832
         Copper Smelter
135,000  GFK                                                           2,327,515
         Market Research Services
 78,000  Flughafen Wien (Austria)                                      2,084,940
         Vienna Airport Manager
383,000  Takkt                                                         1,979,267
         Mail Order Retailer of Office Warehouse Durables
 92,000  Jenoptik                                                      1,721,412
         High Tech Construction & Electrical Components
 64,000  DisDeutscher Industrie Services                               1,585,267
         Temporary Employment
 99,100  Teleplan International (b)                                    1,492,238
         Warranty Repair Services
 26,000  Beru                                                          1,135,134
         Auto Parts & Electronics
 28,000  Hugo Boss Designs                                               583,783
         Fashion Apparel
 20,000  Lion Bioscience                                                 325,215
         Bioinformatics
--------------------------------------------------------------------------------
                                                                      15,714,603

--------------------------------------------------------------------------------
         DENMARK-2.7%
173,300  Bang & Olufsen                                                4,048,338
         Manufacturer of High-End Electronics
 32,000  Kobenhavns Lufthavne                                          2,073,914
         Copenhagen Airport Manager
--------------------------------------------------------------------------------
                                                                       6,122,252

--------------------------------------------------------------------------------
         NETHERLANDS-9.0%
140,000  Hunter Douglas                                                3,758,416
         Decorative Window Coverings
 74,176  Fugro                                                         3,311,150
         Survey & GPS Services
160,000  United Services Group                                         3,114,936
         Temporary Staffing Services
 69,300  OPG Groep                                                     2,393,904
         Pharmaceutical Wholesaler & Retailer



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         NETHERLANDS-9.0% (CONT)
104,000  Hagemeyer                                                    $1,945,944
         B2B Distributor to Industrial & Construction End Markets
149,000  Fox Kids Europe (b)                                           1,526,729
         Children's Programming
 40,248  Nutreco Holdings                                              1,287,409
         Farm Raised Salmon
 60,000  Pink Roccade                                                  1,272,348
         Computer Services/Outsourcing
 51,000  IM Tech                                                         955,170
         Technical Engineering
 76,300  OCE                                                             766,172
         Manufacturer of High Speed Copiers
 20,000  Frans Maas Groep (b)                                            398,277
         Freight Forwarding/Logistics
--------------------------------------------------------------------------------
                                                                      20,730,455

--------------------------------------------------------------------------------
         FINLAND-2.3%
135,000  Lassila & Tikanoja                                            2,165,130
         Waste Removal
 70,000  Amer Group                                                    1,785,029
         Branded Outdoor Sporting Goods
135,000  JW Suominen (b)                                                 721,710
         Manufacturer of Health Care Supplies
160,000  Talentum                                                        655,776
         Trade Journals & Internet Services
--------------------------------------------------------------------------------
                                                                       5,327,645

--------------------------------------------------------------------------------
         SWEDEN-1.0%
348,400  Metro International (b)                                       1,417,060
         Free Subway Newspapers
250,000  Semcon                                                          945,057
         Technical Consultant
--------------------------------------------------------------------------------
                                                                       2,362,117

--------------------------------------------------------------------------------
         FRANCE/BELGIUM-5.7%
120,000  Fininfo                                                       3,528,360
         Data Feeds for French Banks & Brokers
 83,200  Prosodie                                                      2,557,526
         Automated Call Centers


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         FRANCE/BELGIUM-5.7% (CONT)
 35,000  Ipsos                                                        $1,908,522
         Market Research
 40,000  Cegedim                                                       1,835,460
         Medical Market Research
250,000  Telindus Group (Belgium)                                      1,782,000
         Network Integration Services
 85,900  Euronext (b)                                                  1,626,409
         Trading, Clearing & Settlement Services for
         Financial Markets
--------------------------------------------------------------------------------
                                                                      13,238,277

--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-18.2%
800,000  St James Capital                                              4,099,814
         Life Insurance & Investment Product Distributor
550,000  Spectris                                                      3,803,539
         Electronic Instruments & Controls
360,000  Nestor Healthcare Group                                       2,856,476
         Healthcare Staffing Solutions
1,000,000 Taylor Nelson                                                2,809,887
         Market Research Services
680,000  Anglo Irish Bank (Ireland)                                    2,635,578
         Corporate Lending & Private Banking
220,000  French Connection (b)                                         2,578,399
         Clothing Wholesaler & Retailer
450,000  Expro International                                           2,576,397
         Offshore Oil Field Services
1,050,000 Mitie Group                                                  2,495,136
         Facilities Management
400,000  Charles Taylor Group                                          2,201,321
         Insurance
330,000  Aberdeen Asset Management                                     1,880,950
         Asset Management
160,000  Bloomsbury Publishing                                         1,863,552
         Publishing
350,000  Aggreko                                                       1,859,912
         Provider of Temporary Power & Temperature
         Control Services
620,000  Care UK                                                       1,621,174
         Nursing Home & Psychiatric Care Facilities



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-18.2% (CONT)
2,000,000 Waterford Wedgwood (Ireland)                                $1,568,160
         Crystal, Tableware & Cookware
200,000  Ricardo                                                       1,289,927
         Auto Engine Design
120,000  Jardine Lloyd Thompson Group (b)                              1,074,140
         Business Insurance Broker
100,000  Torex                                                         1,065,719
         Application Software for Hospital Management & Retail
120,000  Edinburgh Fund Managers                                         859,563
         Investment Management
1,200,000 Incepta                                                        838,598
         Business Information & Marketing Services
130,000  Hit Entertainment                                               687,986
         Children Television Shows
200,000  Umeco                                                           649,331
         Aerospace Parts Distributor
435,000  Tullow Oil (b)                                                  478,787
         Oil & Gas Producer
 28,600  RPS Group                                                        59,960
         Environmental Consulting
  3,000  Topps Tiles (b)                                                  11,924
         Retail Tile Company
--------------------------------------------------------------------------------
                                                                      41,866,230

--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-7.5%
375,000  Red Electrica                                                 3,491,606
         Power Grid
255,000  Prosegur                                                      3,439,884
         Security Guards
356,000  Cortefiel                                                     2,007,851
         Apparel Retailer
130,000  Aldeasa                                                       1,983,010
         Airport Management
192,500  Zarddoya Otis                                                 1,787,212
         Elevator Maintenance & Service Provider
510,000  Ibersol (Portugal)                                            1,704,038
         Fast Food Retailer
244,100  Abengoa                                                       1,502,877
         Engineering & Construction

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-7.5% (CONT)
111,100  Aguas de Barcelona                                           $1,385,861
         Water Utility
--------------------------------------------------------------------------------
                                                                      17,302,339

--------------------------------------------------------------------------------
         SWITZERLAND-4.4%
 12,500  Kaba Holdings                                                 3,089,024
         Building Security Systems
 39,000  Bachem                                                        2,233,138
         Drug Manufacturer
  7,000  Feintool International                                        1,603,279
         Engineering & Machinery
  5,500  Geberit International                                         1,231,541
         Plumbing Supplies
  3,600  Hiestand Holding                                              1,030,679
         Bakery Goods
  7,300  Xstrata (b)                                                     898,695
         Smelting
--------------------------------------------------------------------------------
                                                                      10,086,356

--------------------------------------------------------------------------------
         ITALY-0.2%
145,000  Class Editori                                                   458,642
         Newspapers & On-line Financial Data

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                133,208,916

         ASIA-25.2%
--------------------------------------------------------------------------------
         HONG KONG-2.8%
4,750,000 Global Bio-Chem Technology Group                             1,659,775
          Corn-Based Food Products
2,000,000 SCMP Group                                                   1,256,652
          English Language Newspaper in Hong Kong
438,000  Hong Kong Exchanges & Clearing                                  665,551
         Trading, Clearing & Settlement Services for
         Financial Markets
200,000  Wing Hang Bank                                                  641,149
         Consumer & Commercial Banking
2,250,000 Zhejiang Expressway                                            553,953
          Toll Road Builder & Operator



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         HONG KONG-2.8% (CONT)
1,526,000 Aeon Credit Service                                           $538,116
         Credit Card Issuer
2,020,000 Jiangsu Express                                                442,931
         Toll Road Builder & Operator
654,000  JCG Holding (b)                                                 406,732
         Consumer Finance
1,720,000 Tingyi Holding                                                 288,927
         Instant Noodles
--------------------------------------------------------------------------------
                                                                       6,453,786

--------------------------------------------------------------------------------
         JAPAN-13.7%
100,000  Eneserve (b)                                                  3,568,987
         In-house Power Generators
 82,000  ARRK                                                          3,474,523
         Prototypes & Moulds
 86,000  Hokuto                                                        2,964,841
         Mushroom Producer
120,000  CSK                                                           2,797,479
         Computer Services
 50,000  Venture Link                                                  2,710,912
         Retail Franchises
  7,000  Bellsystem24                                                  2,604,601
         Call Centers
 63,000  Goldcoast                                                     2,325,005
         Developer/Seller of Apartments
 28,000  Moshi Moshi Hotline                                           2,211,253
         Telemarketing
 30,000  Drake Beam Morin                                              2,050,269
         Employment Outplacement Services
 75,000  BML                                                           1,850,938
         Clinical Testing
825,000  Daiei OMC (b)                                                 1,628,825
         Credit Cards
115,000  Nitto Kohki                                                   1,593,705
         Industrial Equipment Manufacturer
 45,200  Fuji Seal                                                     1,561,698
         Packaging Materials & Machinery
 60,000  Wilson Learning                                                 346,268
         Corporate Training
--------------------------------------------------------------------------------
                                                                      31,689,304

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         TAIWAN-4.4%
200,000  ASE Test (b)                                                 $2,786,000
         Semiconductor Packaging Manufacturer
2,000,000 Systex (b)                                                   2,103,759
          Systems Integrator & Internet Services
793,000  Advantech                                                     2,040,017
         Computer Based Industrial Automation
2,300,000 Chroma Ate                                                   1,722,453
          Test & Measurement Instruments
1,902,000 Phoenixtec Power                                             1,424,393
          Uninterruptable Power Supplies
--------------------------------------------------------------------------------
                                                                      10,076,622

--------------------------------------------------------------------------------
         SINGAPORE-2.5%
300,000  Venture Manufacturing                                         2,160,845
         Electronic Manufacturing Services
2,000,000 Sembcorp Logistics                                           1,949,634
          Logistic Services for Marine Transport
3,052,200 Star Cruises (b)                                             1,144,575
          Cruise Line
317,000  Want Want Holdings                                              602,300
         Snack Foods
--------------------------------------------------------------------------------
                                                                       5,857,354

--------------------------------------------------------------------------------
         SOUTH KOREA-1.8%
100,000  S1 Corporation                                                1,348,050
         Home/Business Security Services
 60,000  Halla Climate Control (b)                                     1,645,078
         Auto Parts Manufacturer
 10,000  Cheil Communications                                          1,028,174
         Advertising
--------------------------------------------------------------------------------
                                                                       4,021,302

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                   58,098,368

         LATIN AMERICA-2.2%
--------------------------------------------------------------------------------
         MEXICO-1.6%
150,000  Grupo Aeroportuario (b)                                       2,310,000
         Mexican Airport Authority
--------------------------------------------------------------------------------



Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         MEXICO-1.6% (CONT)
750,000  Consorcio ARA (b)                                            $1,334,886
         Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                       3,644,886

--------------------------------------------------------------------------------
         ARGENTINA-0.6%
 99,000  Siderca                                                       1,435,500
         Seamless Pipes for Oil Wells
--------------------------------------------------------------------------------
         LATIN AMERICA-TOTAL                                           5,080,386

         OTHER COUNTRIES-9.0%
--------------------------------------------------------------------------------
         AUSTRALIA/NEW ZEALAND-1.2%
 75,000  Perpetual Trustees                                            1,681,944
         Investment Management
300,000  United Networks Limited (New Zealand)                         1,025,328
         New Zealand Electric Grid
--------------------------------------------------------------------------------
                                                                       2,707,272

--------------------------------------------------------------------------------
         CANADA-6.4%
1,271,900 AltaGas Services                                             5,831,838
          Natural Gas Gatherer & Processor
400,000  Patheon (b)                                                   3,140,506
         Pharmaceuticals
135,000  Corus Entertainment (b)                                       2,687,959
         CATV Programming & Radio Stations
199,998  Silent Witness (b)                                            1,463,461
 99,999  Silent Witness Warrants (b)                                           0
         Security Camera Manufacturer
 22,000  Celestica (b)                                                   884,367
         Electronic Manufacturing Services
 30,000  Precision Drilling (b)                                          773,695
         Oil & Gas Well Driller
--------------------------------------------------------------------------------
                                                                      14,781,826

--------------------------------------------------------------------------------
         UNITED STATES-0.6%
227,600  MDSI Mobile Data Solutions (b)                                  798,876
         Mobile Workforce Management Software
 40,000  Riverdeep Group (b)                                             672,400
         Educational Software
--------------------------------------------------------------------------------
                                                                       1,471,276


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares




--------------------------------------------------------------------------------
         ISRAEL-0.8%
430,000  Paradigm Geophysical (b)                                     $1,887,700
         Seismic Software

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                  20,848,074

TOTAL COMMON STOCKS (COST: $241,893,154)-94.2%                       217,235,744
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



SHORT-TERM OBLIGATIONS-6.6%
--------------------------------------------------------------------------------
           Yield 1.70% - 1.77% Due 1/02 - 1/03/02
$9,024,000 Amgen                                                      $9,023,112
 6,172,000 Prudential Funding                                          6,171,709
--------------------------------------------------------------------------------
(AMORTIZED COST: $15,194,821)                                         15,194,821

TOTAL INVESTMENTS (COST: $257,087,975) (a)-100.8%                    232,430,565
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(0.8%)                        (1,804,152)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $230,626,413
================================================================================


--------------------------------------------------------------------------------

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $258,854,899 and net unrealized depreciation was $26,424,334 consisting of gross unrealized appreciation of $18,353,804 and gross unrealized depreciation of $44,778,138.

(b)  Non-income producing security.

(c) At December 31, 2001, $76,975,698 or 33.4% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 2001

AT DECEMBER 31, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:



                                                              Value      Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Business Information &
   Marketing Services                                   $16,634,964         7.2%
Computer Services                                         9,966,362         4.3
Instrumentation                                           6,989,452         3.0
Publishing                                                6,324,082         2.8
Television Programming                                    4,902,674         2.1
Computer Hardware                                         3,464,411         1.5
Contract Manufacturing                                    3,045,212         1.3
Business Software                                         2,959,551         1.3
Semiconductors &
   Related Equipment                                      2,786,000         1.2
Internet Related                                          2,557,526         1.1
Transaction Processors                                    2,291,960         1.0
Advertising                                               1,028,174         0.4
--------------------------------------------------------------------------------
                                                         62,950,368        27.2
HEALTHCARE
Services                                                  8,722,492         3.8
Pharmaceuticals                                           3,140,506         1.3
Biotechnology/Drug Delivery                               2,233,138         1.0
--------------------------------------------------------------------------------
                                                         14,096,136         6.1
CONSUMER GOODS/SERVICES
Retail                                                    9,280,172         4.0
Durable Goods                                             8,106,788         3.5
Food                                                      6,546,522         2.8
Electronics                                               4,048,338         1.8
Leisure Products                                          1,785,029         0.8
Nondurables                                               1,704,038         0.7
Goods Distribution                                        1,287,409         0.6
Cruise Lines                                              1,144,575         0.5
Apparels                                                    583,783         0.3
Furniture & Textiles                                         11,924         0.0
--------------------------------------------------------------------------------
                                                         34,498,578        15.0







                                                              Value      Percent
--------------------------------------------------------------------------------
FINANCE
Insurance                                                $7,375,275         3.2%
Money Management                                          4,422,457         1.9
Banks                                                     2,635,578         1.1
Credit Cards                                              1,628,825         0.7
Savings & Loans                                           1,179,265         0.5
Other Finance Companies                                     406,732         0.2
--------------------------------------------------------------------------------
                                                         17,648,132         7.6

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Other Industrial Services                                16,105,975         7.0
Outsourcing & Training Services                          14,431,086         6.3
Industrial Materials                                      7,969,490         3.5
Construction                                              4,591,901         2.0
Machinery                                                 2,553,384         1.1
Conglomerates                                             1,721,412         0.7
Steel                                                     1,435,500         0.6
--------------------------------------------------------------------------------
                                                         48,808,748        21.2

--------------------------------------------------------------------------------
ENERGY/MINERALS
Oil Services                                              8,548,942         3.7
Oil Refining/Marketing/Distribution                       5,831,838         2.5
Independent Power                                         3,568,987         1.6
Non-Ferrous Metals                                        3,378,527         1.5
Oil/Gas Producers                                           478,787         0.2
--------------------------------------------------------------------------------
                                                         21,807,081         9.5

--------------------------------------------------------------------------------
OTHER
Transportation                                            7,864,015         3.4
Regulated Utilities                                       5,902,795         2.6
Real Estate                                               3,659,891         1.6
--------------------------------------------------------------------------------
                                                         17,426,701         7.6

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     217,235,744        94.2

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                                   15,194,821         6.6

--------------------------------------------------------------------------------
TOTAL INVESTMENTS:                                      232,430,565       100.8

--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES                                         (1,804,152)       (0.8)
--------------------------------------------------------------------------------
NET ASSETS                                             $230,626,413       100.0%
================================================================================

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-94.4%

         INFORMATION-39.1%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-8.7%
76,000   Liberty Media Group, AT&T (b)                                $1,064,000
         CATV & Satellite Dish Programming
17,000   Cablevision Systems (b)                                         806,650
         NYC Area CATV Franchises
--------------------------------------------------------------------------------
                                                                       1,870,650

--------------------------------------------------------------------------------
         TELECOMMUNICATIONS-3.1%
30,000   Comverse Technology (b)                                         671,100
         Voicemail & Related Systems

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING
         SERVICES/PUBLISHING-11.9%
40,000   H & R Block                                                   1,788,000
         Tax Preparation
15,000   Choicepoint (b)                                                 760,350
         Fraud Protection Information
--------------------------------------------------------------------------------
                                                                       2,548,350

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-3.8%
50,000   JD Edwards (b)                                                  822,500
         Mid Market ERP & Supply Chain Software

--------------------------------------------------------------------------------
         GAMING EQUIPMENT-3.8%
12,000   International Game Technology (b)                               819,600
         Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-2.4%
45,000   Solectron (b)                                                   507,600
         Electronic Manufacturing Services

--------------------------------------------------------------------------------
         INSTRUMENTATION-5.4%
17,000   Waters (b)                                                      658,750
         Chromatography, Mass Spectrometry, Thermal Analysis
19,000   Tektronix (b)                                                   489,820
         Analytical Instruments
--------------------------------------------------------------------------------
                                                                       1,148,570

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             8,388,370


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



         HEALTH CARE-21.4%
--------------------------------------------------------------------------------
         HOSPITAL/LABORATORY SUPPLIES-2.9%
17,000   Techne (b)                                                     $626,450
         Cytokines, Antibodies, Other Reagents
         For Life Sciences

--------------------------------------------------------------------------------
         PHARMACEUTICALS-5.2%
40,000   Immunex (b)                                                   1,108,400
         Drugs For Autoimmune Diseases, Cancer

--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-8.4%
75,000   Boston Scientific (b)                                         1,809,000
         Stents & Catheters

--------------------------------------------------------------------------------
         SERVICES-4.9%
42,000   First Health Group (b)                                        1,039,080
         PPO Network
--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                             4,582,930

         CONSUMER GOODS/SERVICES-10.6%
--------------------------------------------------------------------------------
         FURNITURE-3.0%
27,000   Herman Miller                                                   638,820
         Office Furniture

--------------------------------------------------------------------------------
         APPAREL-3.1%
20,000   Jones Apparel  (b)                                              663,400
         Women's Apparel

--------------------------------------------------------------------------------
         LEISURE VEHICLES-4.5%
18,000   Harley-Davidson                                                 977,580
         Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 2,279,800

         FINANCE-15.6%
--------------------------------------------------------------------------------
         MONEY MANAGEMENT-2.7%
13,000   SEI Investments                                                 586,430
         Mutual Fund Administration

--------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         INSURANCE-4.2%
 5,000   Markel (b)                                                     $898,250
         Specialty Insurance

--------------------------------------------------------------------------------
         BANKS-8.7%
28,000   Associated Banc-Corp                                            988,120
         Midwest Bank
18,000   TCF Financial                                                   863,640
         Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       1,851,760

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                 3,336,440

         INDUSTRIAL GOODS/SERVICES-5.3%
--------------------------------------------------------------------------------
20,000   LOGISTICS-5.3%
         Expeditors International of Washington                        1,139,000
         International Freight Forwarder
--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                               1,139,000

         ENERGY/MINERALS-2.4%
--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-2.4%
20,000   Dynegy                                                          510,000
         Energy Trading & Generation
--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                           510,000

TOTAL COMMON STOCKS (COST:  $15,476,927)-94.4%                        20,236,540
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



SHORT TERM OBLIGATIONS-6.2%
--------------------------------------------------------------------------------
          Yield 1.65% - 1.80% due 1/02 - 1/03/02
$527,000  Prudential Funding                                            $526,951
 808,000  Amgen Financial                                                807,960
--------------------------------------------------------------------------------
(AMORTIZED COST:  $1,334,911)                                          1,334,911

TOTAL INVESTMENTS  (COST:  $16,811,838) (a)-100.6%                    21,571,451
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(0.6%)                          (142,006)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $21,429,445
================================================================================



--------------------------------------------------------------------------------

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $4,759,613 consisting of gross unrealized appreciation of $5,132,646 and gross unrealized depreciation of $373,033.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-93.9%

         EUROPE-58.8%
--------------------------------------------------------------------------------
         GERMANY-7.6%
12,000   Rhoen-Klinikum                                                 $625,482
         Hospital Management
12,000   Deutsche Boerse                                                 475,794
         Trading, Clearing & Settlement Services
         for Financial Markets
 1,300   Henkel                                                           72,973
         Chemicals, Detergents & Non-Food Consumer Brands
--------------------------------------------------------------------------------
                                                                       1,174,249

--------------------------------------------------------------------------------
         NORWAY-1.1%
10,000   Orkla                                                           169,660
         Consumer Goods & Chemicals Holding Company

--------------------------------------------------------------------------------
         FRANCE/BELGIUM-7.7%
 3,600   Technip                                                         481,140
         Global Oil Engineering & Construction
 7,000   AGF                                                             336,174
         Life & Health Insurance
 6,900   RTL (Belgium)                                                   271,122
         TV & Radio Broadcaster
 5,000   Euronext (b)                                                     94,669
         Trading, Clearing & Settlement Services
         for Financial Markets
--------------------------------------------------------------------------------
                                                                       1,183,105

--------------------------------------------------------------------------------
         NETHERLANDS-7.1%
30,112   TNT Post Group                                                  651,964
         Postal Service & Parcel Delivery
17,000   Fortis                                                          440,778
         Financial Services Conglomerate
--------------------------------------------------------------------------------
                                                                       1,092,742

--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-16.2%
70,000   Irish Life & Permanent (Ireland)                                711,018
         Savings Products
80,000   Smith & Nephew                                                  483,097
         Medical Equipment & Supplies



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-16.2% (CONT)
63,000   Alliance Unichem                                               $475,999
         Pharmaceutical Wholesaler & Retailer
 55,000  Capita Group                                                    391,244
         Outsourcing Services
55,000   Serco Group                                                     288,267
         Facilities Management
 3,200   Elan (Ireland) (b)                                              144,192
         Specialty Drug Discovery & Delivery
--------------------------------------------------------------------------------
                                                                       2,493,817

--------------------------------------------------------------------------------
         SWITZERLAND-11.6%
   900   Synthes-Stratec                                                 627,087
         Products for Orthopedic Surgery
   220   Pargesa                                                         434,935
         Industrial & Media Conglomerate
 1,000   Givaudan                                                        304,985
         Industrial Fragrances & Flavors
13,000   Cie Fin Richemont                                               241,727
         Luxury Goods, Tobacco & Pay TV
   550   Julius Baer                                                     185,643
         Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                       1,794,377

--------------------------------------------------------------------------------
         ITALY-7.5%
60,000   Autogrill                                                       556,519
         Restaurants & Catering for Travelers
45,000   Banca Fideuram                                                  360,454
         Life Insurance/Mutual Funds
50,000   Saipem                                                          245,025
         Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                       1,161,998

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                  9,069,948

See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ASIA-21.0%
--------------------------------------------------------------------------------
         HONG KONG-1.5%
200,000  Li & Fung                                                      $224,402
         Sourcing of Consumer Goods

--------------------------------------------------------------------------------
         JAPAN-15.0%
 3,800   Nintendo                                                        662,237
         Entertainment Software & Hardware
 6,000   Orix                                                            534,892
         Finance Leasing
 6,500   Oriental Land                                                   444,719
         Disney Theme Park Operator
19,000   Banyu Pharmaceutical                                            281,343
         Ethical Drug Producer
 7,600   Konami                                                          224,497
         Entertainment Software
 8,000   KAO                                                             165,540
         Consumer Products
--------------------------------------------------------------------------------
                                                                       2,313,228

--------------------------------------------------------------------------------
         TAIWAN-2.6%
41,500   United Microelectronics (b)                                     398,400
         Semiconductor Foundry

--------------------------------------------------------------------------------
         SINGAPORE-1.9%
28,000   Venture Manufacturing                                           201,679
         Electronic Manufacturing Services
267,300  Star Cruises (b)                                                100,238
         Cruise Lines
--------------------------------------------------------------------------------
                                                                         301,917

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    3,237,947


--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


         OTHER COUNTRIES-14.1%
--------------------------------------------------------------------------------
         AUSTRALIA-2.1%
120,000  Computershare                                                  $323,484
         Financial Software/Services

--------------------------------------------------------------------------------
         CANADA-7.8%
37,000   Investors Group                                                 592,614
         Mutual Funds
10,800   Talisman Energy                                                 410,401
         Oil & Gas Producer
 5,000   Celestica (b)                                                   200,992
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                       1,204,007

--------------------------------------------------------------------------------
         ISRAEL-4.2%
19,200   Amdocs (b)                                                      652,224
         Telecommunications Billing & Customer Care Software

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                   2,179,715

TOTAL COMMON STOCKS (COST $15,498,293)-93.9%                          14,487,610
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-9.4%
--------------------------------------------------------------------------------
         Yield 1.70% - 1.77% Due 1/2 - 1/3/02
$753,000 Amgen                                                           752,926
 701,000 Prudential Funding                                              700,967
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,453,893)                                           1,453,893

TOTAL INVESTMENTS (COST: $16,952,186) (a)-103.3%                      15,941,503
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(3.3%)                          (510,380)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $15,431,123
--------------------------------------------------------------------------------

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $16,973,642 and net unrealized depreciation was $1,032,139 consisting of gross unrealized appreciation of $826,396 and gross unrealized depreciation of $1,858,535.

(b)  Non-income producing security.

(c) At December 31, 2001, $4,910,611 or 31.8% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                 PORTFOLIO DIVERSIFICATION DECEMBER 31, 2001


AT DECEMBER 31, 2001, THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                               Value                     Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Contract Manufacturing                      $402,671                        2.6%
Semiconductors &
   Related Equipment                         398,400                        2.6
--------------------------------------------------------------------------------
                                             801,071                        5.2
Media
TV Broadcasting                              271,122                        1.8
--------------------------------------------------------------------------------
                                             271,122                        1.8
Software and Services
Transaction Processors                       893,947                        5.8
Business Software                            652,224                        4.2
--------------------------------------------------------------------------------
                                           1,546,171                       10.0
--------------------------------------------------------------------------------
                                           2,618,364                       17.0

--------------------------------------------------------------------------------
HEALTH CARE
Medical Equipment                          1,110,184                        7.2
Pharmaceutical                               901,533                        5.8
Hospital Management                          625,482                        4.1
--------------------------------------------------------------------------------
                                           2,637,199                       17.1

--------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Consumer Software                            886,734                        5.8
Consumer Services                            651,964                        4.2
Restaurants                                  556,519                        3.6
Nondurables                                  480,241                        3.1
Entertainment                                444,719                        2.9
Food                                         169,660                        1.1
Cruise Lines                                 100,238                        0.6
--------------------------------------------------------------------------------
                                           3,290,075                       21.3



                                               Value                     Percent
--------------------------------------------------------------------------------
FINANCE
Insurance                                 $1,487,970                        9.6%
Money Management                           1,138,710                        7.4
Finance Companies                            534,892                        3.5
--------------------------------------------------------------------------------
                                           3,161,572                       20.5

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Outsourcing                                  903,914                        5.9
Construction                                 481,140                        3.1
Conglomerates                                434,935                        2.8
Speciality Chemicals                         304,985                        2.0
--------------------------------------------------------------------------------
                                           2,124,974                       13.8

--------------------------------------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers                            410,401                        2.6
Oil Services                                 245,025                        1.6
--------------------------------------------------------------------------------
                                             655,426                        4.2
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                       14,487,610                       93.9

SHORT-TERM OBLIGATIONS                     1,453,893                        9.4
--------------------------------------------------------------------------------

TOTAL INVESTMENTS                         15,941,503                      103.3
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES                            (510,380)                      (3.3)
--------------------------------------------------------------------------------
NET ASSETS                               $15,431,123                        100%

================================================================================


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

                                 SPECIAL NOTICE


           At a special meeting held on October 24, 2001, shareholders of each of the Funds voted to approve an investment advisory agreement between the Trust and Liberty Wanger Asset Management, L.P. (WAM). The record date share position of each Fund and the total share position voted of each Fund were respectively: Wanger U.S. Small Cap 21,337,848.412 and 21,337,848.412; Wanger International Small Cap 14,820,663.583 and 14,820,663.583; Wanger Twenty 1,258,477.526 and
  1,258,477.526; and Wanger Foreign Forty 1,263,843.818 and
  1,263,843.818.

  The outcome of the votes were as follows:

  APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                               FOR        AGAINST        ABSTAIN
                                       -----------    ----------     -----------
    Wanger U.S. Small Cap           19,893,385.531    527,810.025    916,652.856
    Wanger International Small Cap  13,824,957.614    340,731.583    654,974.386
    Wanger Twenty                    1,192,889.528      9,305.955     56,282.043
    Wanger Foreign Forty             1,215,467.255     18,181.705     30,194.858

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------


WANGER ADVISORS FUNDS

    > STATEMENTS OF ASSETS AND LIABILITIES

    > STATEMENTS OF OPERATIONS

    > STATEMENTS OF CHANGES IN NET ASSETS

    > FINANCIAL HIGHLIGHTS

    > NOTES TO FINANCIAL STATEMENTS

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                                              WANGER          WANGER         WANGER          WANGER
                                                                      U.S. SMALL CAP   INTERNATIONAL         TWENTY         FOREIGN
                                                                                           SMALL CAP                          FORTY
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost: Wanger U.S. Small Cap $371,593,106;        $497,955,035    $232,430,565    $21,571,451     $15,941,503
   Wanger International Small Cap $257,087,975; Wanger Twenty
   $16,811,838; Wanger Foreign Forty $16,952,186)
Cash                                                                             432             926            789              --
Foreign Currency (cost: Wanger International Small Cap $7,278,093;                --       7,040,460             --          98,760
   Wanger Foreign Forty $102,681)
Receivable for:
   Investments sold                                                            6,612          44,224             --         713,820
   Fund shares sold                                                          717,057         157,804         73,349          28,099
   Dividends and interest                                                     30,125         274,955          7,379          14,814
Other assets                                                                   7,488           2,761            188             170
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                          498,716,749     239,951,695     21,653,156      16,797,166

LIABILITIES
Payable to Custodian                                                              --              --             --         134,239
Payable for:
   Investments purchased                                                      23,488       2,350,702        178,018         616,565
   Fund shares repurchased                                                   466,896       6,779,984         16,028         582,005
   Transfer agent fees                                                         1,707           1,666          1,529           1,530
Other liabilities                                                             38,515         192,930         28,136          31,704
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                         530,606       9,325,282        223,711       1,366,043
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $498,186,143    $230,626,413    $21,429,445     $15,431,123
===================================================================================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                                         $405,901,024    $318,567,708    $17,908,609     $20,791,808
Overdistributed net investment income or
   Accumulated net investment loss                                                --         (44,843)            --            (807)
Accumulated net realized loss                                            (34,076,810)    (61,236,534)    (1,238,777)     (4,340,024)
Net unrealized appreciation (depreciation) on:
   Investments (net of prior year unrealized PFIC gains of
   $1,766,924 for Wanger International Small Cap and
   $10,385 for Wanger Foreign Forty)                                     126,361,929     (26,424,334)     4,759,613      (1,021,068)
   Foreign currency transactions                                                  --        (235,584)            --           1,214
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $498,186,143    $230,626,413    $21,429,445     $15,431,123
===================================================================================================================================
Fund shares outstanding                                                   22,395,356      14,970,881      1,394,693       1,325,917
===================================================================================================================================
Net asset value, offering price and redemption price per share          $      22.25    $      15.40    $     15.36     $     11.64
===================================================================================================================================


See accompanying notes to financial statements.

                                       30


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                              WANGER          WANGER         WANGER          WANGER
                                                                      U.S. SMALL CAP   INTERNATIONAL         TWENTY         FOREIGN
                                                                                           SMALL CAP                          FORTY
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $422,738 for Wanger              $2,037,145      $3,114,080        $93,141        $134,600
International Small Cap and $18,416 for Wanger Foreign Forty)
Interest income                                                            1,430,687         679,049         67,997          65,527
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 3,467,832       3,793,129        161,138         200,127

EXPENSES:
Management fees                                                            4,127,294       3,083,791        153,808         160,523
Custody fees                                                                  32,871         269,695          4,228          21,932
Legal and audit fees                                                          60,696          49,494         17,389          17,000
Reports to shareholders                                                        7,825          63,977         11,913          10,904
Transfer agent fees                                                           20,067          19,439         18,430          18,465
Trustees' fees                                                                80,005          49,738          2,217           3,720
Other expenses                                                                23,403          19,352          7,887             736
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                          4,352,161       3,555,486        215,872         233,280
Less custody fees paid indirectly                                                 --            (972)          (239)           (503)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                            4,352,161       3,554,514        215,633         232,777
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                             (884,329)        238,615        (54,495)        (32,650)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized loss on:
   Investments                                                           (25,956,670)    (55,509,464)      (613,846)     (3,753,837)
   Foreign currency transactions                                                  --        (451,686)            --          (7,184)
------------------------------------------------------------------------------------------------------------------------------------
       Net realized loss                                                 (25,956,670)    (55,961,150)      (613,846)     (3,761,021)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                            74,197,950      (1,274,895)     2,426,419        (879,511)
   Foreign currency transactions                                                  --        (161,249)            --          19,288
------------------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation (depreciation)               74,197,950      (1,436,144)     2,426,419        (860,223)
------------------------------------------------------------------------------------------------------------------------------------
       Net Gain (Loss)                                                    48,241,280     (57,397,294)     1,812,573      (4,621,244)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations                    $47,356,951    $(57,158,679)    $1,758,078     $(4,653,894)
====================================================================================================================================


See accompanying notes to financial statements.

31


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                               WANGER U.S. SMALL CAP                WANGER INTERNATIONAL SMALL CAP

                                                               Year ended         Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS                       December 31, 2001  December 31, 2000  December 31, 2001  December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 $(884,329)          $275,228           $238,615        $(2,298,142)
   Net realized gain (loss) on investments and
      foreign currency transactions                           (25,956,670)        (7,234,589)       (55,961,150)        73,196,254
   Net change in unrealized appreciation
       (depreciation) on investments
       and foreign currency transactions                       74,197,950        (24,916,759)        (1,436,144)      (174,794,354)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
        resulting from operations                              47,356,951        (31,876,120)       (57,158,679)      (103,896,242)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (275,386)          (482,170)                --                 --
   Net realized gain                                                   --        (49,642,751)       (78,693,586)       (39,240,076)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                           (275,386)       (50,124,921)       (78,693,586)       (39,240,076)
SHARE TRANSACTIONS:
   Subscriptions                                              108,000,641         88,487,383        517,577,408        294,589,657
   Distributions reinvested                                       275,386         50,124,921         78,693,586         39,240,076
   Redemptions                                               (60,476,971)        (44,015,214)      (501,467,052)      (230,349,651)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                        47,799,056         94,597,090         94,803,942        103,480,082
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                     94,880,621         12,596,049        (41,048,323)       (39,656,236)
NET ASSETS:
   Beginning of period                                        403,305,522        390,709,473        271,674,736        311,330,972
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                             $498,186,143       $403,305,522       $230,626,413       $271,674,736
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
   (OVERDISTRIBUTED NET INVESTMENT INCOME
   OR ACCUMULATED NET INVESTMENT LOSS)                                 --           $274,901           $(44,843)                --
====================================================================================================================================



See accompanying notes to financial statements.

32


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    WANGER TWENTY                   WANGER FOREIGN FORTY

                                                              Year ended         Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS                      December 31, 2001  December 31, 2000  December 31, 2001  December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 $(54,495)          $(21,230)          $(32,650)          $(21,797)
   Net realized gain (loss) on investments and
      foreign currency transactions                             (613,846)          (610,947)        (3,761,021)           763,879
   Net change in unrealized appreciation
       (depreciation) on investments
       and foreign currency transactions                       2,426,419          1,563,675           (860,223)        (1,795,255)
---------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
        resulting from operations                              1,758,078            931,498         (4,653,894)        (1,053,173)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              --                 --            (20,439)            (3,779)
   Net realized gain                                                  --           (294,125)        (1,311,409)          (402,719)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                --           (294,125)        (1,331,848)          (406,498)
SHARE TRANSACTIONS:
   Subscriptions                                              10,836,793          7,467,271         66,745,612         15,240,646
   Distributions reinvested                                           --            294,125          1,331,848            406,498
   Redemptions                                                (3,294,809)        (2,839,517)       (62,156,191)        (4,518,005)
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                        7,541,984          4,921,879          5,921,269         11,129,139
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                     9,300,062          5,559,252            (64,473)         9,669,468
NET ASSETS:
   Beginning of period                                        12,129,383          6,570,131         15,495,596          5,826,128
---------------------------------------------------------------------------------------------------------------------------------
   End of period                                             $21,429,445        $12,129,383        $15,431,123        $15,495,596
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
   (OVERDISTRIBUTED NET INVESTMENT INCOME
   OR ACCUMULATED NET INVESTMENT LOSS)                                --                 --              $(807)           $20,339
=================================================================================================================================



See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP              FINANCIAL HIGHLIGHTS



                                                                           Year  ended December 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2001        2000       1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $19.99      $24.88      $22.18     $21.46      $16.97
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                               (0.04)       0.02        0.03      (0.05)      (0.02)
Net realized and unrealized gain (loss) on investments          2.31       (1.82)       4.79       1.93        4.90
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             2.27       (1.80)       4.82       1.88        4.88
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.01)      (0.03)         --         --          --
From net realized capital gains                                   --       (3.06)      (2.12)     (1.16)      (0.39)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.01)      (3.09)      (2.12)     (1.16)      (0.39)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $22.25      $19.99      $24.88     $22.18      $21.46
===========================================================================================================================
Total Return (b)                                               11.39%      (8.16)%     25.06%      8.68%      29.41%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                        0.99%       1.00%(c)    1.02%(c)   1.02%(c)    1.06%(d)
Net investment income (loss)                                   (0.20)%      0.07%(c)    0.14%(c)  (0.25)%(c)  (0.10)%(d)
Portfolio turnover rate                                           18%         36%         35%        34%         34%
Net assets, end of period (000's)                           $498,186    $403,306    $390,709   $339,119    $270,866


--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

(d) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.04% and (0.08%), respectively, for the year ended December 31, 1997.



See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP     FINANCIAL HIGHLIGHTS

                                                                           Year  ended December 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   2001        2000        1999        1998       1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $28.53      $43.67      $19.62     $17.05      $17.71
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                0.02       (0.26)      (0.13)      0.03        0.02
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                           (5.12)      (9.75)      24.52       2.76       (0.26)
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (5.10)     (10.01)      24.39       2.79       (0.24)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --          --       (0.34)     (0.22)         --
From net realized gain and unrealized gain reportable
   for federal income taxes                                    (8.03)      (5.13)         --         --       (0.42)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (8.03)      (5.13)      (0.34)     (0.22)      (0.42)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $15.40      $28.53      $43.67     $19.62      $17.05
===========================================================================================================================
Total Return (b)                                              (21.27)%    (27.84)%    126.37%     16.33%      (1.46)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                        1.43%(c)    1.41%(c)    1.49%(c)   1.55%(c)    1.60%(d)
Net investment income (loss)                                    0.10%(c)   (0.68)%(c)  (0.49)%(c)  0.16%(c)    0.12%(d)
Portfolio turnover rate                                           56%         67%         75%        56%         60%
Net assets, end of period (000's)                           $230,626    $271,675    $311,331   $141,253    $120,660

--------------------------------------------------------------------------------


(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

(d) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997.

 See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                      FINANCIAL HIGHLIGHTS

                                                                         February 2,
                                                                        1999 through
SELECTED DATA FOR A SHARE                       Year ended December 31, December 31,
OUTSTANDING THROUGHOUT EACH PERIOD                   2001        2000       1999
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $14.08     $13.43      $10.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                             (0.05)     (0.03)      (0.08)
Net realized and unrealized gain on investments      1.33       1.23        3.51
---------------------------------------------------------------------------------------
   Total from Investment Operations                  1.28       1.20        3.43
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --         --          --
From net realized capital gains                        --      (0.55)         --
---------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           --      (0.55)         --
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $15.36     $14.08      $13.43
=======================================================================================
Total Return (b)                                     9.09%      9.45%(c)   34.30%(c)(d)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           1.33%(e)    1.39%(f)    1.41%(f)(g)
Net investment loss                               (0.34)%(e)  (0.24)%(f)  (0.77)%(f)(g)
Reimbursement                                        --        0.21%       0.71%(g)
Portfolio turnover rate                              76%         86%        113%(g)
Net assets, end of period (000's)               $21,429     $12,129      $6,570

--------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, the period ended December 31, 1999.

(g)  Annualized.



See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY              FINANCIAL HIGHLIGHTS


                                                                         February 2
                                                                       1999 through
SELECTED DATA FOR A SHARE                     Year ended December 31,   December 31,
OUTSTANDING THROUGHOUT EACH PERIOD                  2001       2000         1999
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $17.29     $18.39      $10.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                             (0.03)     (0.04)      (0.01)
Net realized and unrealized gain on investments
   and foreign currency transactions                (4.46)     (0.10)       8.40
---------------------------------------------------------------------------------------
   Total from Investment Operations                 (4.49)     (0.14)       8.39
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.02)     (0.01)         --
From net realized capital gains                     (1.14)     (0.95)         --
---------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (1.16)     (0.96)         --
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.64     $17.29      $18.39
=======================================================================================
Total Return (b)                                   (26.61)%    (1.58)%(c)  83.90%(c)(d)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            1.45%(e)   1.45%(e)    1.59%(f)(g)
Net investment loss                                (0.20)%(e) (0.20)%(e)  (0.10)%(f)(g)
Reimbursement                                         --       0.23%       1.86%(g)
Portfolio turnover rate                               72%        96%         91%(g)
Net assets, end of period (000's)                $15,431    $15,496      $5,826

--------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses , total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.

(g)  Annualized.



See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS
Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
   For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses for which each Fund intends to treat as having been incurred in the following fiscal year, in accordance with federal income tax regulations.
                                         AMOUNT
                                        --------
Wanger U.S. Small Cap                  $2,475,314
Wanger International Small Cap          5,273,180
Wanger Twenty                              25,372
Wanger Foreign Forty                    1,160,587

   Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                         WANGER           WANGER
                                      INTERNATIONAL       FOREIGN
                                        SMALL CAP          FORTY
                                       -----------        --------
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 2000                  $1,766,924        $10,385
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2001                          --             --
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2001        --             --
                                       -----------        --------
Cumulative unrealized appreciation on
  PFIC's carried forward at
  December 31, 2001                     $1,766,924        $10,385
                                        ==========        ========

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
   The following reclassifications have been made to the financial statements:

                                                     INCREASE (DECREASE)
                                                ----------------------------
                                                UNDISTRIB-
                                                  UTED NET       ACCUMUL-
                                                INVESTMENT       ATED NET
                                       PAID         INCOME       REALIZED
                                 IN CAPITAL          (LOSS)          LOSS
                                 ----------      ---------       --------
Wanger U.S. Small Cap           $(889,614)       $884,814        $4,800
Wanger International Small Cap   (484,246)       (283,458)      767,704
Wanger Twenty                     (54,495)         54,495            --
Wanger Foreign Forty              (39,185)         31,943         7,242

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

   The tax character of distributions paid during 2001 was as follows:

                                         WANGER
                                        INTERNA-         WANGER
                       WANGER U.S.       TIONAL         FOREIGN
                        SMALL CAP       SMALL CAP        FORTY
                        --------        --------        --------
Ordinary Income         $275,386      $25,006,153       $876,913
Long-Term Capital Gains       --       53,687,433        454,935

At year-end, there were no significant differences between the book basis and tax basis components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions.

3. TRANSACTIONS WITH AFFILIATES
The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. On November 1, 2001, Liberty Financial Companies, Inc., the former parent of WAM, completed the sale of its asset management business, including WAM, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of WAM and, therefore, an assignment of WAM's investment advisory contract with the Trust to Fleet. Each Fund had obtained approval of a new investment advisory contract by the Trust's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.
   Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
        For the first $100 million      1.00%
        Next $150 million                .95%
        In excess of $250 million        .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
        For the first $100 million      1.30%
        Next $150 million               1.20%
        In excess of $250 million       1.10%

WANGER TWENTY
On average daily net assets              .95%

WANGER FOREIGN FORTY
On average daily net assets             1.00%

   The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average daily net assets.

                                     Year ended
                              December 31, 2001
Wanger U.S. Small Cap                     2.00%
Wanger International Small Cap            2.00%
Wanger Twenty                             1.35%
Wanger Foreign Forty                      1.45%

   Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                     Year ended
                              December 31, 2001
Wanger U.S. Small Cap                   $80,005
Wanger International Small Cap           49,738
Wanger Twenty                             2,217
Wanger Foreign Forty                      3,720

   Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Fleet and receives no compensation for its services.

   During the year ended December 31, 2001, the Funds engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                     PURCHASES         SALES
-------------------------------------------------------------
(in thousands)
Wanger U.S. Small Cap                   $2,777          $377
Wanger International Small Cap           6,266            --
Wanger Twenty                               --           742
Wanger Foreign Forty                        --            --

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

4. BORROWING ARRANGEMENTS
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2001. As of January 31, 2002, the credit facility was reduced to $150,000,000.

5. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP                   Year ended            Year ended
                                 December 31, 2001     December 31, 2000

Shares sold                              5,138,267             4,316,917
Shares issued in reinvestment
   of dividend and capital gain
   distributions                            14,578             2,321,981
-------------------------------------------------------------------------
                                         5,152,845             6,638,898
Less shares redeemed                     2,930,905             2,169,780
-------------------------------------------------------------------------
Net increase in shares outstanding       2,221,940             4,469,118

WANGER INTERNATIONAL
SMALL CAP                               Year ended            Year ended
                                 December 31, 2001     December 31, 2000

Shares sold                             30,073,056             7,990,696
Shares issued in reinvestment
   of capital gain
   distributions                         4,496,664               797,188
-------------------------------------------------------------------------
                                        34,569,720             8,787,884
Less shares redeemed                    29,121,025             6,394,060
-------------------------------------------------------------------------
Net increase in shares outstanding       5,448,695             2,393,824

WANGER TWENTY                           Year ended            Year ended
                                 December 31, 2001     December 31, 2000

Shares sold                                770,791               559,378
Shares issued in reinvestment
   of capital gain
   distributions                                --                23,417
-------------------------------------------------------------------------
                                           770,791               582,795
Less shares redeemed                       237,578               210,620
-------------------------------------------------------------------------
Net increase in shares outstanding         533,213               372,175


WANGER FOREIGN FORTY                    Year ended            Year ended
                                 December 31, 2001     December 31, 2000

Shares sold                              5,410,460               797,617
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           103,485                19,780
-------------------------------------------------------------------------
                                         5,513,945               817,397
Less shares redeemed                     5,084,229               237,976
-------------------------------------------------------------------------
Net increase in shares outstanding         429,716               579,421

6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2001 were:

--------------------------------------------------------------------------------
               WANGER U.S.            WANGER          WANGER              WANGER
                SMALL CAP      INTERNATIONAL          TWENTY       FOREIGN FORTY
                                   SMALL CAP
PURCHASES     $115,789,111      $145,743,108       $18,141,698       $14,785,042
SALES           72,252,652       126,590,751        11,091,298        10,333,524

7. CAPITAL LOSS CARRYFORWARDS
At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:
                                                                           Total
                                        Year of Expiration          Capital Loss
                                          2008      2009            Carryforward
Wanger U.S. Small Cap                 $7,245,899  $23,984,483        $31,230,382
Wanger International
  Small Cap                                   --   55,963,354         55,963,354
Wanger Twenty                            624,930      588,474          1,213,404
Wanger Foreign Forty                          --    3,168,366          3,168,366

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2001, the Funds did not designate any long-term capital gain dividends.

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2001, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 2001, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 7, 2002

                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
MANAGEMENT OF WANGER ADVISORS TRUST

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
   The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the five series of Liberty Acorn Trust.



NAME, POSITION(S) WITH    YEAR FIRST
 WANGER ADVISORS TRUST    ELECTED OR
      AND AGE AT         APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING                                 OTHER
    JANUARY 1, 2002         OFFICE                  PAST FIVE YEARS                                     DIRECTORSHIPS
    --------------        ----------              -------------------                                   ------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
   Fred D. Hasselbring, 60,   1994       Retail industry, general project development and business           None.
   Trustee                               computer systems consultant; voice over specialist for
                                         industrial and institutional applications.

   P. Michael Phelps, 68,     1994       Retired since January 31, 1998; prior thereto, vice president       None.
   Trustee                               and corporate secretary, Morton International, Inc.

   Patricia H. Werhane, 66,   1998       Ruffin Professor of Business Ethics, Darden Graduate School         None.
   Trustee                               of Business Administration, University of Virginia, since 1993;
                                         Co-Director of the Olsson Center for Applied Ethics,
                                         Darden Graduate School of Business Administration,
                                         University of Virginia, since September 2001.

TRUSTEES WHO ARE AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

   Ralph Wanger, 67,          1994       President, chief investment officer and portfolio manager,          Liberty
   Trustee and President*                Liberty WAM and WAM since July 1992; president, Liberty              Acorn
                                         Acorn Trust; principal, WAM from July 1992 until September 29,       Trust.
                                         2000; president, WAM Ltd. from July 1992 to September 29, 2000;
                                         president and director, WAM Acquisition GP, Inc. since
                                         September 29, 2000; director, Wanger Investment Company plc.

OFFICERS OF WANGER ADVISORS TRUST:

   J. Kevin Connaughton, 37,   2001      Treasurer of the Liberty Funds and of the Liberty All-Star Funds      None.
   Assistant Treasurer                   since December 2000 (formerly controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to
                                         October 2000); treasurer of the Stein Roe Funds since
                                         February 2001 (formerly controller from May 2000 to
                                         February 2001); senior vice president of Liberty Funds Group since January 2001 (formerly vice president of Colonial Management
                                         Associates since February 1998 to October 2000); senior tax manager,
                                         Coopers & Lybrand, LLP from April 1996 to January 1998.

   Diane M. Dustin, 33,        2001      Blue sky administrator, Liberty Funds Group.                          None.
   Assistant Secretary

   Maureen E. Dustin, 42,      2001      Blue sky administrator, Liberty Funds Group.                          None.
   Assistant Secretary

   Kevin S. Jacobs, 40,        2001      Assistant vice president, Liberty Funds Group since                   None.
   Assistant Secretary                   June 2000; senior legal product manager, First Union Corp.
                                         September 1999 to June 2000; prior thereto, senior legal
                                         product manager, Colonial Management Associates.

42


                                   Wanger Advisors Trust      2001 Annual Report
--------------------------------------------------------------------------------
NAME, POSITION(S) WITH    YEAR FIRST
WANGER ADVISORS TRUST     ELECTED OR
      AND AGE AT         APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING                  OTHER
    JANUARY 1, 2002         OFFICE                  PAST FIVE YEARS                     DIRECTORSHIPS
    --------------        ----------              -------------------                   ------------

OFFICERS OF WANGER ADVISORS TRUST (CONTINUED):
   Kenneth A. Kalina, 42,       1995     Chief financial officer, Liberty WAM and WAM since April               None.
   Assistant Treasurer                   2000; assistant treasurer, Liberty Acorn Trust; fund controller,
                                         Liberty WAM and WAM since September 1995; prior thereto,
                                         treasurer of the Stein Roe Mutual Funds; director, New Americas
                                         Small Cap Fund.

   Bruce H. Lauer, 44,          1995     Chief operating officer, Liberty WAM and WAM since April               None.
   Vice President, Secretary             1995; principal, WAM from January 2000 to September 29,
   and Treasurer                         2000; vice president, treasurer and secretary, Liberty Acorn
                                         Trust; director, Wanger Investment Company plc and New
                                         Americas Small Cap Fund.

   Charles P. McQuaid, 48,      1994     Director of research, Liberty WAM and WAM since July 1992;             Liberty
   Senior Vice President                 principal, WAM from July 1992 to September 29, 2000; trustee and       Acorn
                                         senior vice president, Liberty Acorn Trust.                            Trust.

   Robert A. Mohn, 40,          1997     Analyst and portfolio manager, Liberty WAM and WAM since               None.
   Vice President                        August 1992; principal, WAM from 1995 to September 29, 2000;
                                         vice president, Liberty Acorn Trust.

   Todd Narter, 37,             2001     Analyst and portfolio manager, Liberty WAM and WAM since               None.
   Vice President                        June 1997; vice president, Liberty Acorn Trust; prior thereto, product manager for Teradyne (1990-1997).

   Christopher Olson, 38,       2001     Analyst and portfolio manager, Liberty WAM since January               None.
   Vice President                        2001; vice president, Liberty Acorn Trust; prior thereto,
                                         director and portfolio strategy analyst with UBS Asset
                                         Management/Brinson Partners.

   John H. Park, 34,            1998     Analyst and portfolio manager, Liberty WAM and WAM since               None.
   Vice President                        July 1993; principal, WAM from 1998 to September 29, 2000;
                                         vice president, Liberty Acorn Trust.

   Vincent P. Pietropaolo, 36,  2001     Vice president and counsel, Liberty Funds Group since                  None.
   Assistant Secretary                   December 1999; Associate, Morgan Lewis & Bockius,
                                         October 1998 to December 1999; product manager, Putnam
                                         Investments from April 1997 to October 1998; contracting
                                         attorney from May 1996 to April 1997.

   Leah J. Zell, 52,            1994     Analyst, and portfolio manager, Liberty WAM and WAM since              None.
   Vice President*                       July 1992; vice president, Liberty Acorn Trust; director and managing member of trust committee, Chai Trust Company.

   The address for Mr. Hasselbring is Four Wheaton Center, Suite 416, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901. The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Connaughton, Jacobs, Pietropaolo, and Mesdames Diane Dustin and Maureen Dustin is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.
   Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

         Liberty Wanger Asset Management, L.P.
         Shareholder Services Group
         227 West Monroe, Suite 3000
         Chicago, IL  60606
         (800) 4-WANGER (800-492-6437)
         www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND CUSTODIAN
Liberty Funds Services, Inc.
P.O. Box 1722
Boston, Massachusetts
02105-1722

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois


This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

WANGER ADVISORS TRUST

ANN-02/348I-1201